VARIABLE INSURANCE FUNDS

Supplement dated July 9, 2004
to the Prospectus dated May 1, 2004

AmSouth Value Fund

Effective June 30, 2004, Brian Sullivan was named as portfolio manager of the AmSouth Value Fund. Mr. Sullivan has been an officer of AmSouth Asset Management, Inc. ("AAMI") since 1996. Mr. Sullivan has portfolio management expertise in both equity and fixed income securities, managing the AmSouth Funds Bond Fund since 1992 and, prior to serving as Director of Fixed Income for AmSouth Bank's Trust Department, managing equity portfolios for AmSouth Bank's Trust Department since 1984. Mr. Sullivan managed the Equity Fund, a predecessor of the AmSouth Funds Value Fund, from 1987 to 1989 and has also held the position of equity research coordinator for AmSouth Bank's Trust Department. Mr. Sullivan earned his B.A. in economics from the University of the South, and earned his M.B.A. in finance from Tulane University. He is a Chartered Financial Analyst, as well as a member and past president of the Alabama Society of Financial Analysts.